Exhibit 10.44

Commercial Premium Finance Agreement - Promissory Note 102 W Pennsylvania Ave, Suite 204, Towson, MD 21204 TEL. NOS. 410-296-5000 800-288-4217	Page 1 of 3

Agent (Name and Address)	10054613
AON Risk Services Inc. of PA
One Liberty Place
1650 Market St Ste 1000
Philadelphia, PA 19103

Insured (Name and Address as shown on the policy)
Neose Technologies, Inc.
102 Rock Road
Horsham, PA 19044

A) Total Premiums	B) Down Payment	C) Amount Financed	D) Finance Charge	E) Total Payments

$458,693.00	$91,739.00	$366,954.00	$9,544.44	$376,498.44

F) Annual Percentage Rate	No. of Payments	Amount of Payments	First Installment Due	Installment Due Dates

6.200%	9 (Monthly)	$41,833.16	03/15/2007	15th
SCHEDULE OF POLICIES

Policy Prefix and	Effective Date of	Name of Insurance Company and Name and Address of	Type of	Months	Premium $
Numbers	Policy/Inst.	General or Policy Issuing Agent or Intermediary	Coverage	Covered

35787589	02/15/2007	FEDERAL INS CO	PKG	12	94,439.00
		Fee	FEE	NRef	2.00

35852317	02/15/2007	FEDERAL INS CO	PROD	12	39,473.00

71634788	02/15/2007	FEDERAL INS CO	WC	12*	53,856.00

		TME = $9,868.25
		Policy Detail Continued...

          (1) DEFINITIONS: The above named Insured is the borrower. AFCO Credit Corporation (“AFCO”) is the lender. “Insurance company” or “company”, “insurance policy” or “policy” and “premium” refer to those items listed under the “Schedule of Policies”. Singular words mean plural and vice-versa as may be required in order to give the agreement meaning.
NOTICE TO INSURED: 1. Do not sign this agreement before you read it or if it contains any blank space. 2. You are entitled to a completely filled in copy of this agreement at the time you sign. 3. Under the law, you have the right to pay off in advance the full amount due and under certain conditions to obtain a partial refund of the service charge. 4. Keep your copy of this agreement to protect your legal rights.
        INSURED AGREES TO ALL TERMS SET FORTH ON ALL PAGES OF THIS AGREEMENT AND ANY ADDENDA THERETO.

/s/ A. Brian Davis	A. Brian Davis	CFO	3/5/07

SIGNATURE OF INSURED(S) OR AUTHORIZED REPRESENTATIVE	PRINT NAME	TITLE	DATE
AGENT OR BROKER REPRESENTATIONS
The undersigned warrants and agrees: (A) The policies are in full force and effect and the information in the Schedule of Policies has been verified and is correct. (B) The Insured authorized this transaction, recognizes the security interest assigned herein and has received a copy of this agreement. (C) To hold in trust for AFCO any payments made or credited to the Insured through or to the undersigned, directly or indirectly, actually or constructively by any party and to pay the monies as well as any unearned commissions to AFCO promptly to satisfy the outstanding indebtedness of the Insured. (D) There are not and will not be any other liens given against the listed policies and the premiums are not and will not be financed by any other lender. (E) The policies comply with AFCO’s eligibility requirements. (F) No audit or reporting form policies, policies subject to retrospective rating or minimum earned premium are included. The deposit or provisional premiums are not less than anticipated premiums to be earned for the full term of the policies. (G) The Insured can cancel the policies and the unearned premiums will be computed on the standard short-rate or pro-rata table. (H) No proceeding(s) in bankruptcy, receivership, or insolvency have been instituted by or against the Insured. (I) All premiums shall be paid to the insurer(s). (J) No additional authority, acts, approvals or licenses are or will be necessary as a prerequisite to the enforceability of this Agreement. (K) AFCO will rely upon these representations in determining whether to accept this Agreement.
IF THERE ARE ANY EXCEPTIONS TO THE ABOVE STATEMENTS, PLEASE LIST BELOW:
* : Subject to Audit
THE UNDERSIGNED FURTHER WARRANTS THAT IT HAS RECEIVED THE DOWN PAYMENT AND ANY OTHER SUMS DUE AS REQUIRED BY THE AGREEMENT AND IS HOLDING SAME OR THEY ARE ATTACHED TO THIS AGREEMENT

Raymond M. Subers	/s/ Raymond M. Subers	Sr. V. P.	3/6/07

AGENT OR BROKER	SIGNATURE OF AGENT OR BROKER	TITLE	DATE

Commercial Premium Finance Agreement - Promissory Note 102 W Pennsylvania Ave, Suite 204, Towson, MD 21204 TEL. NOS. 410-296-5000 800-288-4217	Page 2 of 3
SCHEDULE OF POLICIES

Policy Prefix and	Effective Date of	Name of Insurance Company and Name and Address of	Type of	Months	Premium $
Numbers	Policy/Inst.	General or Policy Issuing Agent or Intermediary	Coverage	Covered

		Tax	TAX	Ref	2,638.00

73243156	02/15/2007	GREAT NORTHERN INS CO	FRLB	12	3,500.00

74985874	02/15/2007	FEDERAL INS CO	AUTO	12	8,185.00

79813718	02/15/2007	FEDERAL INS CO	UMB	12	11,615.00

CR03800094	02/15/2007	ST PAUL FIRE & MARINE INS CO	CRIM	12	9,470.00

DOC364951411	02/15/2007	ZURICH AMERICAN INS CO	DO	24	115,000.00

EC06400294	02/15/2007	ST PAUL MERCURY INSURANCE COMPANY	FBND	12	4,000.00

EC06400295	02/15/2007	ST PAUL MERCURY INSURANCE COMPANY	EPL	12	13,500.00

	02/15/2007	ZURICH AMERICAN INS CO	XSDO	12	100,000.00
		Aon Risk Services Inc
		Attn: Aon Risk Services Inc of Pennsylvania
		One Liberty Place
		1650 Market St #1000
		Philadelphia, PA 19103
		USA
		Fee	FEE	NRef	15.00
		Tax	TAX	Ref	3,000.00

(2) PROMISE OF PAYMENT: The Insured (i) requests that AFCO pay the premiums in the Schedule of Policies, less the Down Payment and any installments paid prior to acceptance of this Agreement and (ii) promises to pay to AFCO at 110 William Street, New York, NY 10038 (or at any other address it may designate) the amount stated in Block E above according to the payment schedule, subject to the remaining terms of this agreement. No additional authority, acts, approvals or licenses are or will be necessary as a prerequisite to the enforceability of this Agreement. AFCO may, at its option, pay loan proceeds to any agent, broker, general agent, managing general agent or insurer set forth herein. Payments to AFCO are deemed made only upon receipt in good funds. Checks are accepted, subject to collection.
(3) SECURITY INTEREST AND POWER OF ATTORNEY: The insured assigns and hereby gives a security interest to AFCO as collateral for the total amount payable in this agreement and any other past, present or future extension of credit: (a) any and all unearned premiums or dividends which may become payable for any reason under all insurance policies financed by AFCO, (b) loss payments which reduce the unearned premiums, subject to any mortgagee or loss payee interests and (c) any interest in any state guarantee fund relating to any financed policy. If any option may enforce payment of this debt without recourse to the security given to AFCO. The insured irrevocably appoints AFCO as its attorney in fact with full authority to (i) cancel all insurance financed by AFCO for the reason set forth in paragraph 12, whether pursuant to this or any other agreement, (ii) receive all sums hereby assigned to AFCO and (iii) execute and deliver on the Insured’s behalf all documents, instruments of payment, forms and notices of any kind relating to the insurance in furtherance of this agreement.
(4) WARRANTY OF ACCURACY: The Insured (i) warrants that all listed Insurance policies have been issued to it and are in full force and effect and that it has not and will not assign any interest in the policies except for the interest of mortgagees and loss payees and (ii) authorizes AFCO to insert or correct on this agreement, if omitted or incorrect, the insurer’s name, the policy numbers, and the due date of the first installment and to correct any obvious errors. In the event of any such change, correction or insertion, AFCO will give the Insured written notice thereof.
(5) REPRESENTATION OF SOLVENCY: The Insured represents that it is not insolvent or the subject of any insolvency proceeding.
(6) ADDITIONAL PREMIUMS: The money paid by AFCO is only for the premium as determined at the time the insurance policy is issued. AFCO’s payment shall not be applied by the insurance company to pay for any additional premiums owed by the Insured resulting from any type of misclassification of the risk. The Insured shall pay to the insurer any additional premiums or any other sums that become due for any reason. If AFCO assigns the same account number to any additional extension or extensions of credit, (i) this Agreement and any agreement or agreements identified by such account number shall be deemed to comprise a single and indivisible loan transaction, (ii) any default with respect to any component of such transaction shall be deemed a default with respect to all components of such transaction and (iii) any unearned premiums relating to any component of such transaction may be collected and applied by AFCO to the totality of such transaction.
(7) SPECIAL INSURANCE POLICIES: If the insurance policy is auditable or is a reporting form policy or is subject to retrospective rating, then the Insured promises to pay to the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by AFCO which the insurance company retains.
(8) NAMED INSURED: If the insurance policy provides that the first named insured in the policy shall be responsible for payment of premiums and shall act on behalf of all other insureds regarding the policy, then the same shall apply to this Agreement and the Insured represents that it is authorized to sign on behalf of all insureds. If not, then all insureds’ names must be shown on this agreement unless a separate agreement appoints an insured to act for the others.
(9) FINANCE CHARGE: The finance charge shown in Block D begins to accrue as of the earliest policy effective date, unless otherwise indicated in the Scheduled of Policies, and shall continue to accrue until the balance due AFCO is paid in full or until such other date as required by law, notwithstanding any cancellation of coverage. If AFCO issues a Notice of Cancellation, AFCO may recalculate the total finance charge payable pursuant to this Agreement, and the insured agrees to pay Interest, on the Amount Financed set forth herein, from the first effective date of coverage, at the highest lawful rate of interest. For Arizona Insureds, interest will be calculated on a daily basis and each day shall count as 1/360th of a year,
(10) AGREEMENT BECOMES A CONTRACT: This Agreement becomes a binding contract when AFCO mails the Insured its acceptance and is not a contract until such time. The insured agrees that (i) this Agreement may be transmitted by facsimile, E-mail or other electronic means to AFCO, (ii) any such transmitted Agreement shall be deemed a fully enforceable duplicate original document and (iii) such Agreement, when accepted by AFCO, shall constitute a valid and enforceable contract.
(11) DEFAULT AND DISHONORED CHECK CHARGES: If the Insured is late in making a loan payment to AFCO by more than the number of days specified by law (5 days in Wisconsin), the Insured will pay to AFCO a delinquency charge equal to the maximum charge permitted by law (5%of any delinquent installment, subject to a minimum default charge of $1.00, in Wisconsin). If a check is dishonored, the Insured will pay a check processing fee not to exceed the lesser of $25 or the amount permitted by law.
(12) CANCELLATION: AFCO may cancel all insurance policies financed by AFCO after giving statutory notice and the full balance due to AFCO shall be immediately payable if the insured does not pay any installment according to the terms of this or any other agreement with AFCO. Payment of unearned premiums shall not be deemed to be payment of installments to AFCO, in full or in part.
(13) CANCELLATION CHARGES: If AFCO cancels any insurance policy in accordance with the terms of this agreement, then the Insured will pay AFCO a cancellation charge, if permitted, up to the limit specified by law ($15.00 in Wisconsin).
(14) MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to AFCO after mailing of AFCO’s Notice of Cancellation may be credited to the Insured’s account without affecting the acceleration of this agreement and without any liability or obligation to request reinstatement of a canceled policy. Any money AFCO receives from an insurance company shall be credited to the amount due AFCO with any surplus paid over to whomever is entitled to the money. No refund of less than $1.00 shall be made. In the event that AFCO requests, on the Insured’s behalf, reinstatement of the policy, such request does not guarantee that coverage will be reinstated.
(15) ATTORNEY FEES — COLLECTION EXPENSE: If, for collection, this agreement is referred to an attorney and/or other party who is not a salaried employee of AFCO, the Insured agrees to pay any reasonable attorney fees and costs as well as other reasonable collection expenses, as permitted by law or granted by the court (in Wisconsin, statutory attorneys’ fees and statutory court costs).
(16) REFUND CREDITS: The Insured will receive a refund of the finance charge if the account is voluntarily prepaid in full before the last installment due date as required or permitted by law (in Wisconsin, calculated according to the Rule of 78s) and AFCO may retain an additional non-refundable service charge of $10.00. Any minimum or fully earned fees will be deducted as permitted by law.
(17) INSURANCE AGENT OR BROKER: The insurance agent or broker named in this agreement is the Insured’s agent, not AFCO’s and AFCO is not legally bound by anything the agent or broker represents to the insured orally or in writing. AFCO has not participated in the choice, placement, acquisition or underwriting of any financed insurance. Any disclosures made by the agent are made in its capacity as the insured’s agent and AFCO makes no representations with respect to the accuracy of any such disclosures.
(18) NOT A CONDITION OF OBTAINING INSURANCE: This agreement is not required as a condition for obtaining insurance coverage.
(19) SUCCESSORS AND ASSIGNS: All legal rights given to AFCO shall benefit AFCO’s successors and assigns. The Insured will not assign this Agreement and/or the policies without AFCO’s written consent except for the interest of mortgagees and loss payees.
(20) LIMITATION OF LIABILITY — CLAIMS AGAINST AFCO: The Insured hereby irrevocably waives and releases AFCO from any claims, lawsuits and causes of action which may be related to any prior loans and/or to any act or failure to act prior to the time that this Agreement becomes a binding contract, pursuant to paragraph 10. AFCO’s liability for breach of any of the terms of this agreement or the wrongful exercise of any of its powers shall be limited to the amount of the principal balance outstanding, except in the event of gross negligence or willful misconduct. Any claims against AFCO shall be litigated exclusively in the Supreme Court of the State of New York, County of New York.
(21) DISCLOSURE: The insurance company or companies and their agents, any intermediaries and the insurance agent or broker named in this agreement and their successors are authorized and directed to provide AFCO with full and complete information regarding all financed Insurance policy or policies, Including, without limitation, the status and calculation of unearned premiums.
(22) ENTIRE DOCUMENT • GOVERNING LAW • ENFORCEMENT VENUE: This document is the entire agreement between AFCO and the Insured and can only be changed in a writing signed by both parties except as stated in paragraph (4). The laws of the state indicated in the Insured’s address as set forth herein will govern this agreement (for Wisconsin Insureds, Wisconsin). AFCO may, at its option, prosecute any action to enforce its rights hereunder in the Supreme Court of the Stale of New York, County of New York, and the Insured (i) waives any objection to such venue and (ii) will honor any order issued by or judgement entered in such Court.
(23) WAIVER OF SOVEREIGN IMMUNITY: The Insured hereby certifies that it is empowered to enter into this agreement without any restrictions and that the individual signing it has been fully empowered to do so. To the extent that the Insured either possesses or claims sovereign immunity for any reason, such sovereign immunity is expressly waived and the Insured agrees to be subject to the jurisdiction of the laws and courts set forth in the preceding paragraphs.